Exhibit 99.1

General Steel Announces Second Quarter 2010 Results

Total revenues increased approximately 23% year-over-year to $502 million

BEIJING, Aug. 6 /PRNewswire-Asia-FirstCall/ -- General Steel Holdings, Inc. ("General Steel" or "the Company") (NYSE: GSI), one of China's leading non-state-owned producers of steel products and aggregators of domestic steel companies, today announced its financial results for the second quarter ended June 30, 2010.

Second Quarter of 2010 Highlights

--	Total revenues increased 22.7% to $501.7 million from $408.9 million inthe second quarter of 2009

--	Aggregate shipment volume reached 1.01 million metric tons, an increase of 6.8% year-over-year

--	Gross margin was 1.5%, compared to 1.3% in the previous quarter and 5.5% in the second quarter of 2009

--	On May 13, 2010, the Company entered into a Joint Venture Framework Agreement with Shanxi Meijin Energy Group Co., Ltd.

First Half of 2010 Highlights

--	Total revenues increased 30.5% to a record $954.7 million from $731.7 million in the first half of 2009

--	Aggregate shipment volume reached 2.05 million metric tons, an increase of 22.3% year-over-year

--	Gross margin was 1.4%, compared to 4.8% in the first half of 2009

"Demand continues to be robust," said General Steel's Chairman and Chief Executive Officer Henry Yu. "Located in central China, our largest subsidiary, Longmen Joint Venture, is relatively insulated from the slowdown in the real estate industry and allows us to continue benefiting from infrastructure development projects in western China. In fact, this year alone, there are over 235 construction and infrastructure projects scheduled to begin in Shaanxi province, including nine new railways, one new airport, the expansion of the Xi'an airport, two new ring subway systems and four new dams. These projects will take place over many years and drive our growth in the quarters and years to come. In the meantime, the industry continues to experience ups and downs as average selling prices and key input costs for iron ore and coking coal continue to fluctuate. Regardless, our focus is to continue vetting high-quality acquisition targets while putting an equal effort on controlling our costs and increasing profitability. The fundamentals of our business remain strong and I'm confident in our ability to deliver long-term shareholder value."

Selected Financial Results for the Second Quarter and First Half of 2010

Total revenues for the second quarter of 2010 increased 22.7% to $501.7 million from $408.9 million in the second quarter of 2009. Total revenues for the first half of 2010 increased 30.5% to $954.7 million from $731.7 million in the first half of 2009.

The increase in total revenues was predominantly due to an increase in both shipment volume and average selling prices for rebar at the Company's Longmen Joint Venture ("Longmen JV").

Cost of Sales

Total cost of sales for the second quarter of 2010 increased 27.9% to $494.3 million from $386.4 million in the second quarter of 2009. Total cost of sales for the first half of 2010 increased 35.2% to $941.6 million from $696.3 million in the first half of 2009. Cost of sales principally consists of the cost of raw materials, labor, utilities, manufacturing costs, manufacturing-related depreciation and other fixed costs. The increase in cost of sales was primarily due to an increase in total revenues.

Gross Profit

Gross profit for the second quarter of 2010 decreased 67.3% year-over-year to $7.4 million from $22.5 million. Gross profit for the first half of 2010 decreased 63.0% year-over-year to $13.1 million from $35.4 million. Gross margin for the second quarter of 2010 was 1.5%, compared to 5.5% in the second quarter of 2009. Gross margin for the first half of 2010 was 1.4%, compared to 4.8% in the first half of 2009.

The Company noted that gross profit was adversely affected by declining average selling prices which fell from the middle of April to the end of June and the price of iron ore and coke, which remained relatively high during the second quarter of 2010.

Operating Expenses

Selling, general and administrative expenses for the second quarter of 2010 increased 43% to $13.7 million, compared to $9.6 million in the second quarter of 2009. Selling, general and administrative expenses for the first half of 2010 increased 37.8% to $25.8 million from $18.7 million in the first half of 2009. Selling, general and administrative expenses were 2.7% and 2.3% of total revenues in the second quarter of 2010 and 2009, respectively, and 2.7% and 2.6% of total revenues in the first half of 2010 and 2009, respectively. The Company noted that the increase is mainly due to higher transportation and agent charges at the Longmen Joint Venture following shipping volume increases.

Finance and interest expenses for the second quarter of 2010 were $16.5 million, compared to $11.3 million in the second quarter of 2009. Finance and interest expenses for the first half of 2010 were $27.4 million, compared to $14.2 million in the first half of 2009. The Company noted that the year-over-year increases were caused by a combination of additional finance and interest expenses and gains on a change in fair value of derivative liabilities.

Net Income

Net loss attributable to General Steel Holdings, Inc. for the second quarter of 2010 was $2.1 million compared to a net loss of $31.8 million in the second quarter of 2009. Net loss attributable to General Steel Holdings, Inc. for the first half of 2010 was $7.6 million compared to net loss of $24.5 million in the first half of 2009.

Basic and diluted losses per share for the second quarter of 2010 were $0.041 compared to basic and diluted losses per share of $0.80 in the second quarter of 2009. Basic and diluted losses per share for the first half of 2010 were $0.15 compared to basic and diluted losses per share of $0.64 in the first half of 2009.

Balance Sheet

As of June 30, 2010, General Steel had cash and restricted cash of $320.4 million, compared to $274.2 million as of December 31, 2009. Accounts receivable was $21.4 million as of June 30, 2010, compared to $8.5 million as of December 31, 2009. Convertible notes payable increased to $1.3 million as of June 30, 2010, compared to $1.1 million as of December 31, 2009.

The Company had an inventory balance of $281.3 million as of June 30, 2010 compared to $208.1 million on December 31, 2009. This balance is comprised of raw materials and finished products.

On August 5, 2010, remaining notes outstanding from the Company's December 13, 2007 private placement have been converted into a total of 1,559,675 shares of Common Stock.

As of today, all of the convertible promissory notes issued on December 13, 2007 have now been converted into Common Stock.

Conference Call

General Steel management will hold an earnings conference call at 8:00 a.m. U.S. Eastern Time on August 6, 2010 (8:00 p.m. Beijing/Hong Kong Time on August 6, 2010). Management will discuss results and highlights from the quarter and answer questions. The dial-in number and passcode for the conference call are as follows:

U.S. Toll Free: +1-800-860-2442
Passcode: General Steel Holdings

The conference call will be broadcast live over the Internet and can be accessed by clicking the following link: http://www.corpasia.net/cancast/us/index.php?id=usGSI_1&version=e

Additionally, an archived Web cast of this call will be available on General Steel's website at http://www.gshi-steel.com .

About General Steel Holdings, Inc.

General Steel Holdings, Inc., (NYSE: GSI), headquartered in Beijing, China, operates a diverse portfolio of Chinese steel companies. With 6.3 million metric tons aggregate production capacity, its companies serve various industries and produce a variety of steel products including rebar, hot-rolled carbon and silicon sheet, high-speed wire and spiral-weld pipe. General Steel Holdings, Inc. has steel operations in Shaanxi and Guangdong provinces, Inner Mongolia Autonomous Region and Tianjin municipality. For more information, please visit http://www.gshi-steel.com.

Information Regarding Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs about future events and financial, political and social trends and assumptions it has made based on information currently available to it. The Company cannot assure that any expectations, forecasts or assumptions made by management in preparing these forward-looking statements will prove accurate, or that any projections will be realized. Such forward-looking statements may be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Actual results may vary materially from those expressed or implied by the statements herein. For factors that could cause actual results to vary, perhaps materially, from these forward-looking statements, please refer to the Company's Form 10-K, filed with the Securities and Exchange Commission, and other subsequent filings. Forward-looking statements contained herein speak only as of the date of this release. The Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether to reflect new information, future events or otherwise.

For investor and media inquiries, please contact:

In China:

Ms. Jing Ou-Yang
General Steel Holdings, Inc.
Tel:   +86-10-5879-7346
Email: jing.ouyang@gshi-steel.com

Mr. Justin Knapp
Ogilvy Financial, Beijing
Tel:   +86-10-8520-6556
Email: gsi@ogilvy.com

In the United States:

Ms. Jessica Barist Cohen
Ogilvy Financial, New York
Tel:   +1-646-460-9989
Email: gsi@ogilvy.com

GENERAL STEEL HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2010 AND DECEMBER 31, 2009
(In thousands, except per share data)

ASSETS
	June 30,	December 31,
	2010	2009
	(Unaudited)
CURRENT ASSETS:
Cash	$50,772	$82,118
Restricted cash	269,670	192,041
Notes receivable	56,355	29,185
Restricted notes receivable	24,324
Accounts receivable, net	20,759	8,525
Accounts receivable - related party	734
Other receivables, net	8,887	5,357
Other receivables - related parties	30,556	32,670
Dividend receivable	5,940	2,372
Inventories	281,276	208,087
Advances on inventory purchase	40,085	28,407
Advances on inventory purchase -
related parties	8,798	2,995
Prepaid expense	5,409	690
Prepaid value added tax	17,075	19,488
Deferred tax assets	8,775	3,341
Total current assets	829,415	615,276

PLANT AND EQUIPMENT, net	566,202	555,111

OTHER ASSETS:
Advances on equipment purchase	18,618	8,419
Investment in unconsolidated
subsidiaries	12,751	20,022
Long-term deferred expense		2,069
Intangible assets, net of
accumulated amortization	23,400	23,733
Note issuance cost	392	406
Plant and equipment to be disposed	2,800	3,026
Total other assets	57,961	57,675
TOTAL ASSETS	$1,453,578	$1,228,064
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Short term notes payable	$388,080	$254,608
Accounts payable	194,478	158,126
Accounts payable - related parties	85,128	48,151
Short term loans - bank	177,404	148,968
Short term loans - others	97,902	110,358
Short term loans - related parties	--	11,751
Other payables and accrued
liabilities	19,769	16,222
Other payable - related parties	24,085	3,706
Customer deposit	186,589	208,765
Customer deposit - related parties	28,514	3,791
Deposit due to sales representatives	67,884	49,544
Taxes payable	6,020	6,921
Distribution payable to former
shareholders	12,862	16,434
Total current liabilities	1,288,715	1,037,345
CONVERTIBLE NOTES PAYABLE, net of debt discount of $2,019 and $2,250 as of June 30, 2010 and December 31, 2009, respectively	1,281	1,050

DERIVATIVE LIABILITIES	8,672	23,340
Total liabilities	1,298,668	1,061,735
COMMITMENT AND CONTINGENCIES

EQUITY:
Preferred stock, $0.001 par value, 50,000,000 shares authorized, 3,092,899 shares issued and outstanding as of June 30, 2010 and December 31, 2009, respectively	3	3
Common Stock, $0.001 par value, 200,000,000 shares authorized, 52,952,508 and 51,618,595 shares issued and outstanding as of June 30, 2010 and December 31, 2009, respectively	53	52
Paid-in-capital	99,498	95,588
Statutory reserves	6,541	6,162
Accumulated deficits	(24,047)	(16,412)
Accumulated other comprehensive income	8,398	8,336
Total shareholders' equity	90,446	93,729

NONCONTROLLING INTERESTS	64,465	72,598
Total equity	154,911	166,327
TOTAL LIABILITIES AND EQUITY	$1,453,578	$1,228,062

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATION AND OTHER COMPREHENSIVE INCOME

(UNAUDITED)
(In thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009

REVENUES	$383,173	$324,461	$700,801	$586,875

REVENUES - RELATED PARTIES	118,506	84,486	253,901	144,866

TOTAL REVENUES	501,679	408,947	954,702	731,741

COST OF REVENUES	369,437	301,849	687,013	553,851

COST OF REVENUES - RELATED PARTIES	124,882	84,599	254,596	142,469

TOTAL COST OF REVENUES .	494,319	386,448	941,609	696,320

GROSS PROFIT	7,360	22,499	13,093	35,421

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES .	13,677	9,564	25,818	18,732

(LOSS) INCOME FROM OPERATIONS	(6,317)	12,935	(12,725)	16,689

OTHER INCOME(EXPENSE)
Interest income	617	764	1,737	1,642
Finance/interest
expense	(16,464)	(11,309)	(27,427)	(14,247)
Change in fair value
of derivative
liabilities	10,729	(26,726)	14,668	(22,611)
Gain from debt
extinguishment	--	--	--	2,930
Government grant	--	--	--	3,520
Income from equity
investments	3,074	2,753	4,756	2,698
Other non-operating
income, net	571	142	567	652
Total other
expense, net	(1,473)	(34,376)	(5,699)	(25,416)

LOSS BEFORE PROVISION FOR
INCOME TAXES AND
NONCONTROLLING INTEREST .	(7,790)	(21,442)	(18,424)	(8,728)

PROVISION FOR INCOME TAXES
Current	(5,093)	3,230	(4,472)	3,394
Deferred	2,253	(1,222)	(335)	--
Total (benefit)
provision for
income taxes	(2,840)	2,008	(4,807)	3,394

NET LOSS BEFORE
NONCONTROLLING INTEREST .	(4,950)	(23,450)	(13,617)	(12,122)

Less: Net (Loss) income
attributable to
noncontrolling interest .	(2,822)	8,340	(5,982)	12,333

NET LOSS ATTRIBUTABLE TO
CONTROLLING INTEREST	(2,128)	(31,790)	(7,635)	(24,455)

OTHER COMPREHENSIVE INCOME
(LOSS)
Foreign currency
translation
adjustments	361	163	62	(14)
Comprehensive income
(loss) attributable to
noncontrolling
interest	(1)	(1,031)	164	(1,106)

COMPREHENSIVE LOSS	$(1,768)	$(32,658)	$(7,409)	$(25,575)

WEIGHTED AVERAGE NUMBER
OF SHARES
Basic & Diluted	52,111,605	39,533,099	51,883,491	37,918,177

LOSS PER SHARE
Basic & Diluted	$(0.04)	$(0.80)	$(0.15)	$(0.64)

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30,
(UNAUDITED)
(In thousands, except per share data)

	Six months ended June 30,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss attributable to controlling
interest	$(7,635)	$(24,455)
Net (loss) income attributable to
noncontrolling interest	(5,982)	12,333
Consolidated net loss	(13,617)	(12,122)
Adjustments to reconcile net loss to
cash (used in) provided by
operating activities:
Depreciation and amortization	19,334	13,478
Debt extinguishment		(2,930)
Inventory written-off	6,528
Impairment of long-lived assets	1,733
(Gain) Loss on disposal of equipment .	123	(3,431)
Stock issued for services and
compensation	1,507	636
Make whole shares interest expense
on notes conversion		6,455
Income from investment	(4,756)	(2,699)
Amortization of deferred note
issuance cost and discount on
convertible notes	13	43
Change in fair value of derivative
instrument	(14,668)	22,612
Deferred tax assets	(5,501)	2,166

Changes in operating assets and
liabilities
Notes receivable	(26,939)	4,915
Accounts receivable	(12,047)	(7,924)
Accounts receivable - related parties	(1,015)	0
Other receivables	(1,570)	(362)
Other receivables - related parties	2,300	(14,993)
Inventories	(85,941)	(84,204)
Advances on inventory purchases	(11,512)	11,271
Advances on inventory purchases -
related parties	(5,431)	(13,021)
Accounts payable	35,734	59,067
Accounts payable - related parties	37,605	15,283
Other payables and accrued liabilities	2,426	19,183
Other payables - related parties	20,495	15,749
Customer deposits	(20,269)	16,160
Customer deposits - related parties	25,081	(3,574)
Taxes payable	4,966	(12,769)
Net cash (used in) provided by
operating activities	(45,421)	28,990

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquired long term investment	(1,273)	(6,593)
Cash proceeds from disposal of long-
term investment	3,667
Dividend receivable	(1,554)
Long term other receivables		1,215
Deposits due to sales
representatives	18,663	31,933
Cash proceeds from sales of
equipment	60	4,414
Advance on equipment purchases	(10,268)	3,065
Equipments purchase and intangible
assets	(29,240)	(60,388)
Payments to original shareholders	(2,460)
Net cash used in investing
activities	(22,405)	(26,354)

CASH FLOWS FINANCING ACTIVITIES:
Restricted cash	(76,526)
Notes receivable - restricted	(24,223)	(69,727)
Borrowings on short term loans -
bank	133,196	72,816
Payments on short term loans - bank	(105,485)	(43,353)
Borrowings on short term loan -
others	72,083	79,354
Payments on short term loans -
others	(89,878)	(63,899)
Payments on short term loans -
others-related parties	(4,401)	2,931
Borrowings on short term notes
payable	408,476	371,614
Payments on short term notes payable	(276,594)	(303,327)
Net cash provided by financing
activities	36,648	46,409

EFFECTS OF EXCHANGE RATE CHANGE IN CASH	(168)	(9)

(DECREASE) INCREASE IN CASH	(31,346)	49,036

CASH, beginning of period	82,118	14,895

CASH, end of period	$50,772	$63,931

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
(In thousands, except per share data)

	Preferred stock		Common stock
					Paid-in
	Shares	Par value	Shares	Par value	capital

BALANCE, December 31, 2008	3,092,899	$3.00	$36,128,833	$36.00	$37,129
Net loss
attributable to
controlling
interest
Net income
attributable to
noncontrolling
interest
Disposal of
subsidiaries
Distribution of
dividend to
noncontrolling
shareholders
Adjustment to
statutory reserve
Common stocks
issued for
compensation			216,000	0.22	498
Common stock issued
for interest
payment			152,240	0.15	558
Common stock issued
for repayment of
debt			300,000	0.30	1,800
Common stock
transferred by CEO
for compensation					138
Notes converted to
common stock			5,104,596	5.11	24,125
Make whole shares
issued on notes
conversion			1,399,759	1.40	5,565
Reduction of
Registered Capital
Foreign currency
translation
adjustments
BALANCE, June 30,
2009, unaudited	3,092,899	$3.00	43,301,428	$43.00	$69,813

Preferred stock		Common stock
Paid-in
Shares	Par value	Shares	Par value	capital

Net loss
attributable to
controlling
interest
Net income
attributable to
noncontrolling
interest
Distribution of
dividend to
noncontrolling
shareholders
Adjustment to
statutory reserve
Common stock issued
for compensation	380,650	0.55	1,377
Common stock issued
for interest
payments	44,065	0.05	187
Common stock
transferred by CEO
for compensation			138
Notes converted to
common stock	1,940,678	1.95	7,947
Make whole shares
issued on notes
conversion	396,218	0.40	1,520
Common stock issued
for private
placement	5,555,556	5.56	14,606
Foreign currency
translation
adjustments
BALANCE, December
31, 2009	3,092,899	$3.00	51,618,595	$51.51	$95,588
Net loss
attributable to
controlling
interest
Net loss
attributable to
noncontrolling
interest
Distribution of
dividend to
noncontrolling
shareholders
Noncontrolling
interest acquired
Adjustment to
special reserve
Common stock issued
for compensation			405,750	0.41	1,369
Common stock issued
for repayment of
debt			928,163	0.93	2,403
Common stock
transferred by CEO
for compensation					138
Foreign currency
translation
adjustments
BALANCE, June 30,
2010, unaudited	3,092,899	$3.00	52,952,508	$52.84	$99,498

	Retained earnings / Accumulated deficits
	Statutory reserves	Unrestricted receivable	Contribution

BALANCE, December 31, 2008	$4,902	$10,092	$(960)
Net loss attributable to
controlling interest		(24,455)
Net income attributable to
noncontrolling interest
Disposal of subsidiaries
Distribution of dividend to
noncontrolling shareholders
Adjustment to statutory reserve	260	(260)
Common stocks issued for
compensation
Common stock issued for interest
payment
Common stock issued for repayment
of debt
Common stock transferred by CEO
for compensation
Notes converted to common stock
Make whole shares issued on notes
conversion
Reduction of Registered Capital			960
Foreign currency translation
adjustments
BALANCE, June 30, 2009, unaudited	$5,162	$(14,623)	$0
Net loss attributable to
controlling interest		(789)
Net income attributable to
noncontrolling interest
Distribution of dividend to
noncontrolling shareholders
Adjustment to statutory reserve	1,000	(1,000)
Common stock issued for
compensation
Common stock issued for interest
payments
Common stock transferred by CEO
for compensation
Notes converted to common stock
Make whole shares issued on notes
conversion
Common stock issued for private
placement
Foreign currency translation
adjustments
BALANCE, December 31, 2009	$6,162	$(16,412)	$0
Net loss attributable to
controlling interest		(7,635)
Net loss attributable to
noncontrolling interest
Distribution of dividend to
noncontrolling shareholders
Noncontrolling interest acquired
Adjustment to special reserve	379
Common stock issued for
compensation
Common stock issued for repayment
of debt
Common stock transferred by CEO
for compensation
Foreign currency translation
adjustments
BALANCE, June 30, 2010, unaudited	$6,541	$(24,047)	$0

	Accumulated other	Noncon-
	comprehensive	trolling
	income	interest	Totals
BALANCE, December 31, 2008	$8,705	$54,330	$114,237
Net loss attributable to
Controlling interest			(24,455)
Net income attributable to
noncontrolling interest		12,333	12,333
Disposal of subsidiaries		(293)	(293)
Distribution of dividend to
noncontrolling shareholders		(556)	(556)
Adjustment to statutory reserve			0
Common stocks issued for
compensation			498
Common stock issued for interest
payment			558
Common stock issued for repayment
of debt			1,800
Common stock transferred by CEO
for compensation			138
Notes converted to common stock			24,130
Make whole shares issued on notes
conversion			5,566
Reduction of Registered Capital			960
Foreign currency translation
adjustments	(14)	(1,106)	(1,120)
BALANCE, June 30, 2009, unaudited	$8,691	$64,708	$133,797
Net loss attributable to
controlling interest			(789)
Net income attributable to
noncontrolling interest		9,230	9,230
Distribution of dividend to
noncontrolling shareholders		(2,749)	(2,749)
Adjustment to statutory reserve			0
Common stock issued for
compensation			1,378
Common stock issued for interest
payments			187
Common stock transferred by CEO
for compensation			138
Notes converted to common stock			7,949
Make whole shares issued on notes
conversion			1,520
Common stock issued for private
placement			14,612
Foreign currency translation
adjustments	(355)	1,409	1,054
BALANCE, December 31, 2009	$8,336	$72,598	$166,327
Net loss attributable to
controlling interest			(7,635)
Net loss attributable to
noncontrolling interest		(5,982)	(5,982)
Distribution of dividend to
noncontrolling shareholders		(1,045)	(1,045)
Noncontrolling interest acquired		(1,270)	(1,270)
Adjustment to special reserve			379
Common stock issued for
compensation			1,369
Common stock issued for repayment
of debt			2,404
Common stock transferred by CEO
for compensation			138
Foreign currency translation
adjustments	62	164	226
BALANCE, June 30, 2010, unaudited	$8,398	$64,465	$154,911